                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                   May 14, 2001
                                                       -------------------------



                                 FINET.COM, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                     000-18108                94-3115180
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)



 2527 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA              94583
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     (Zip Code)


                                 (925) 242-6550
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.


RESIGNATION OF CHIEF FINANCIAL OFFICER

     On May 14, 2001, FiNet.com, Inc. (the "Company") announced the resignation of Patrick J. Mackin as Chief Financial Officer effective May 24, 2001. A copy of the press release is attached as Exhibit 99.1.


ITEM 7.  EXHIBITS.


Exhibit 99.1      Press Release dated May 14, 2001 entitled "FiNet.com, Inc.
                  Announces Resignation of Chief Financial Officer."




                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Dated: May 14, 2001                    FINET.COM, INC.



                                       By:  /s/ RICK COSSANO
                                           -------------------------------------
                                           Rick Cossano,
                                           President and Chief Executive Officer